EXECUTION VERSION

AMENDMENT NO. 3 TO

PILOT PATHWAY AGREEMENT

This Amendment No. 3 to Pilot Pathway Agreement (this "***Amendment***") is dated as of March 6, 2023 (the "***Amendment Effective Date***"), between Southern Airways Corporation, a Delaware corporation (together with its successors and permitted assigns, "***SAC***") and SkyWest Airlines, Inc., a Utah corporation (together with its successors and permitted assigns, "***SkyWest***"). Collectively, SAC and SkyWest shall be referred to as "***Parties***" or individually as a "***Party***" where the context so requires.

WHEREAS, the Parties entered into that certain Pilot Pathway Agreement dated as of July 17, 2019 to facilitate the recruitment of pilots of Southern Airways Express, LLC, a Delaware limited liability company and wholly owned subsidiary of SAC ("***SAE***"), for employment at SkyWest (such agreement, as amended, supplement or otherwise modified from time to time, the "***Program Agreement***"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Program Agreement.

WHEREAS, the Parties desire to amend the form of the Reimbursement Agreements as provided herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the Parties hereto agree to amend the Program Agreement, effective as of the Amendment Effective Date, as follows:

SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning set forth in the Program Agreement.

SECTION 2. Reimbursement Agreements. From and after the Amendment Effective Date, the Reimbursement Agreements will be as set forth Exhibit A and Exhibit B, respectively, attached hereto.

SECTION 3. Effect. Except as amended and modified hereby, any and all of the terms and provisions of the Program Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by the Parties.

SECTION 4. This Agreement may be executed in separate counterparts, none of which need contain the signatures of all Parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the Parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, SAC and SkyWest have executed this Amendment as of the date first set forth above.

SOUTHERN AIRWAYS CORPORATION

By: /s/ John E. Greif IV
Name: John E Greif IV
Title: Chief Operating Officer

SKYWEST AIRLINES, INC.

By: /s/ Wade Steel
Name: Wade Steel
Title: Chief Commercial Officer

EXHIBIT A

Form of Reimbursement Agreement (SAE)

[see attached]

EXHIBIT B

Form of Reimbursement Agreement (SkyWest)

[see attached]